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                                                                     Exhibit 4.1

                              CERTIFICATE OF STOCK

                                    SPECIMEN

NEW COMMON STOCK                                                NEW COMMON STOCK
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     NUMBER             (BOSTON LIFE SCIENCES, INC. LOGO)            SHARES
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BLS
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                           BOSTON LIFE SCIENCES, INC.

INCORPORATED UNDER THE LAWS OF                                 SEE REVERSE FOR
     THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

                                                              CUSIP 100843 70 5

THIS CERTIFIES THAT
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IS THE RECORD HOLDER OF
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   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                           BOSTON LIFE SCIENCES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     (SEAL)


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SECRETARY                               CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                               (Jersey City, N.J.)

                                        Transfer Agent and Registrar


By
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                                        Authorized Officer

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     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           -- as tenants in common

TEN ENT           -- as tenants by the entireties

JT TEN            -- as joint tenants with right of survivorship and not as
                     tenants in common

UNIF GIFT MIN ACT -- __________________ Custodian ______________________________
                           (Cust)                             (Minor)
                     under Uniform Gifts to Minors Act _________________________
                                                                (State)

UNIF TRF MIN ACT  -- __________________ Custodian (until age ____) _____________
                           (Cust)                                     (Minor)
                     under Uniform Transfers to Minors Act _____________________
                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                                     X
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                                     X
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                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By
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THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

This certificate also evidences and entitles the holder to Rights set forth in a Rights Agreement between the issuer and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), dated as of September 11, 2001 (the "Rights Agreement"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal offices of both the issuer and the Rights Agent. The Company will mail to the registered holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge upon written request. Under certain circumstances set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by any Person who is, was or becomes, or acquires shares from, an Acquiring Person or any Affiliate of an Acquiring Person (as each such term is defined in the Rights Agreement and generally relating to the ownership or purchase of large shareholdings), whether currently held by or on behalf of such Person or Affiliate or by certain subsequent holders, may become null and void.